UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                 October 8, 1998

                   Virginia Commonwealth Financial Corporation
             (Exact Name of Registrant as specified in its Charter)

            Virginia                             000-22747                                  54-1542438
(State or other jurisdiction             (Commission File Number)                (IRS Employer Identification No.)
        of incorporation)

                              102 South Main Street
                                  P. O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)



                                JEFFREY W. FARRAR
                Senior Vice President and Chief Financial Officer
                   Virginia Commonwealth Financial Corporation
                              102 South Main Street
                                  P. O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-8400
          (Name, address, including zip code, and the telephone number, including area code, of agent for service)

                      Second National Financial Corporation

             (Former name or former, if changed since last report.)

Item 2.  Acquisition and Disposition of Assets

     On October 8, 1998, Virginia Commonwealth Financial Corporation, formerly Second National Financial Corporation (the "Company"), consummated its affiliation with Virginia Heartland Bank, a Virginia corporation and state-chartered bank ("VHB") pursuant to the April 18, 1998 Agreement and Plan of Reorganization among the parties. VHB became a wholly owned subsidiary of the Company through the merger with and into a wholly-owned interim banking institution subsidiary (Virginia Heartland Interim Bank) formed solely for purposes of effecting the affiliation. As a result of the merger, each share of common stock of VHB outstanding at the effective time of the merger was converted into and exchanged for 1.15 shares of the Company's common stock (the "Exchange Ratio"). The transaction was accounted for as a pooling of interests.

     The Exchange Ratio was established through arms length negotiation between the parties. Based upon the Exchange Ratio, 533,716 shares of the Company's authorized but unissued shares of common stock were issued upon the conversion and exchange of the shares of VHB stock at the effective time of the merger.

     Pursuant to the Agreement, the board of directors of the Company now consists of eight persons, five of whom were designated by the Company and three of who were designated by VHB.

     The Company also changed its name to Virginia Commonwealth Financial Corporation in connection with the transaction. The Company will act as the holding company for VHB and its other bank subsidiary, Second Bank & Trust. The assets of VHB include bank buildings and equipment at the VHB locations in Spotsylvania County and Fredericksburg, Virginia from which VHB conducted its banking operations prior to the affiliation and from which it will continue to do so as a subsidiary of the Company.

Item 7.      Financial Statements and Exhibits.


        (a) Financial Statements of Business Acquired.

        Balance Sheet and Income Statement of Virginia Heartland Bank as of June 30, 1998 and for the six months ended June 30, 1998 are included with this report.

        Audited financial statements of Virginia Heartland Bank at December 31, 1997 and 1996 and for the two years ended December 31, 1997, including the independent auditor's report thereon, are incorporated by reference to the Company's Form S-4 filed with the Commission (333-57479)

        (b) Pro Forma Financial Information.

        Unaudited Pro Forma Combined Financial Information for the Registrant and Virginia Heartland Bank are included with this report. The pro forma financial information includes the Combined Balance Sheet at June 30, 1998, and Combined Income Statements for the six months ended June 30, 1998 and for the years ended December 31, 1997, 1996, and 1995. Such pro forma financial information is not necessarily indicative of operations of the registrant.

        (c) Exhibits.

        2.1 Agreement and Plan of Reorganization dated April 18, 1998 by and between Registrant and Virginia Heartland Bank incorporated by reference to Appendix A of the Company's Form S-4 filed with the Commission (333-57479).

        99.1 Press release dated October 9, 1998 announcing consummation of the merger.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   VIRGINIA COMMONWEALTH FINANCIAL CORPORATION



Date:  October 23, 1998                       By: /s/ Jeffrey W. Farrar

                                                  Jeffrey W. Farrar
                                                  Senior Vice President and
                                                  Chief Financial Officer

              VIRGINIA HEARTLAND BANK
                  BALANCE SHEETS
                  (In thousands)

                                                           JUNE 30,            DECEMBER 31,
                                                              1998                1997
                                                        --------------      ----------------
                                                          (unaudited)
Assets
Cash and due from banks                                 $        3,396     $         3,916
Federal funds sold                                               6,448               4,036
Securities                                                      21,962              21,041
Loans, net                                                      66,068              60,025
Premises and equipment, net                                      2,896               2,824
Interest receivable                                                841                 808
Other real estate owned                                            687                 460
Other assets                                                       799                 630
                                                        --------------     ---------------
Total Assets                                            $      103,097     $        93,740
                                                        ==============     ===============
Liabilities and Stockholders' Equity
Noninterest-bearing demand deposits                     $       17,882     $        14,141
Savings and interest-bearing deposits                           18,913              16,759
Time deposits                                                   56,153              53,082
                                                        --------------     ---------------
   Total deposits                                               92,948              83,982
Federal funds purchased and securities sold
  under agreement to repurchase                                      -                   -
Short-term borrowings                                                -                   -
Interest payable                                                   433                 350
Other liabilities                                                  384                 518
                                                        --------------     ---------------
Total Liabilities                                               93,765              84,850
                                                        --------------     ---------------
Stockholders' Equity
Preferred stock                                                      -                   -
Common stock                                                     2,321               2,321
Capital surplus                                                  5,173               5,173
Retained earnings                                                1,838               1,396
Accumulated other comprehensive income                               -                   -
                                                        --------------     ---------------
Total Stockholders' Equity                                       9,332               8,890
                                                        --------------     ---------------
Total Liabilities and Stockholders' Equity              $      103,097     $        93,740
                                                        ==============     ===============

                             VIRGINIA HEARTLAND BANK
                              STATEMENTS OF INCOME
                      (In thousands, except per share data)


                                                                    SIX MONTHS                  YEAR
                                                                      ENDED                     ENDED
                                                                  June 30, 1998            December 31, 1997
                                                                 --------------            -----------------
                                                                   (unaudited)
Interest Income
      Interest and fees on loans                                $          3,147           $           6,223
      Interest and dividends on securities                                   622                       1,144
      Interest on federal funds sold                                         187                         257
                                                                ----------------           -----------------
           Total interest income                                           3,956                       7,624
                                                                ----------------           -----------------
Interest Expense
      Interest on deposits                                                 1,936                       3,630
      Interest on federal funds purchased                                      -                           -
      Interest on short-term borrowings                                        -                           -
                                                                ----------------           -----------------
           Total interest expense                                          1,936                       3,630
                                                                ----------------           -----------------
        Net interest income                                                2,020                       3,994
      Provision for loan losses                                              160                         366
                                                                ----------------           -----------------
           Net interest income after provision for
             loan losses                                                   1,860                       3,628
Noninterest Income
      Service charges on deposit accounts                                    133                         256
      Fees for trust services                                                  -                           -
      Mortgage banking and other loan fees                                     -                           -
      Investment services fee income                                           -                           -
      Other operating income                                                  43                          58
      Gains (losses) on sales of securities
        available for sale                                                     -                           -
                                                                ----------------           -----------------
           Total noninterest income                                          176                         314
                                                                ----------------           -----------------

Noninterest Expense
      Salaries and employee benefits                                         766                       1,450
      Net occupancy expense                                                  158                         263
      Supplies and equipment expense                                          91                         399
      Capital stock tax                                                       27                          70
      Professional services                                                   52                          78
      Marketing                                                               25                          66
      Other operating expenses                                               261                         274
                                                                ----------------           -----------------
           Total noninterest expense                                       1,380                       2,600
                                                                ----------------           -----------------

Income before income taxes                                                   656                       1,342
Income tax expense                                                           214                         436
                                                                ----------------           -----------------

Net Income                                                      $            442           $             906
                                                                ================           =================
Earnings per Share, basic and
  assuming dilution                                             $            .95           $            1.96
                                                                ================           =================

Average shares outstanding                                      $        464,101           $         464,101
                                                                ================           =================

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1998
                                 (In thousands)

                                                                                              Pro Forma    Pro Forma
                                                                 SFNC           VHB          Adjustments    Combined
                                                             -----------     ----------      -----------  ----------
Assets
Cash and due from banks                                      $     7,773     $    3,396      $           $   11,169
Federal funds sold                                                 4,038          6,448                      10,486
Securities                                                        83,964         21,962                     105,926
Loans, net                                                       131,871         66,068                     197,939
Premises and equipment, net                                        5,398          2,896                       8,294
Interest receivable                                                1,871            841                       2,712
Other real estate owned                                               52            687                         739
Other assets                                                       1,140            799                       1,939
                                                             -----------     ----------     ----------   ----------
Total Assets                                                 $   236,107     $  103,097            -     $  339,204
                                                             ===========     ==========     ==========   ==========

Liabilities and Stockholders' Equity
Noninterest-bearing demand deposits                          $    32,455     $   17,882      $           $   50,337
Savings and interest-bearing deposits                             73,915         18,913                      92,828
Time deposits                                                     92,866         56,153                     149,019
                                                             -----------     ----------     ----------   ----------
   Total deposits                                                199,236         92,948            -        292,184
Federal funds purchased and securities sold
  under agreement to repurchase                                    1,033              -                       1,033
Short-term borrowings                                              4,331              -                       4,331
Interest payable                                                     822            433                       1,255
Other liabilities                                                    624            384                       1,008
                                                             -----------     ----------     ----------   ----------
Total Liabilities                                                206,046         93,765            -        299,811
                                                             -----------     ----------     ----------   ----------
Stockholders' Equity
Preferred stock                                                        -              -                           -
Common stock                                                       3,762          2,321         (987)         5,096
Capital surplus                                                    1,459          5,173          987          7,619
Retained earnings                                                 24,751          1,838                      26,589
Accumulated other comprehensive income                                89              -                          89
                                                             -----------     ----------     ----------   ----------

Total Stockholders' Equity                                        30,061          9,332            -         39,393
                                                             -----------     ----------     ----------   ----------

Total Liabilities and Stockholders' Equity                   $   236,107     $  103,097      $     -     $  339,204
                                                             ===========     ==========     ==========   ==========



See "Notes to Unaudited Pro Forma Combined Financial Information."

                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (1) (2)
                      (In thousands, except per share data)

                                                                                                 Pro forma          Pro forma
                                                                    VCFC            VHB         Adjustments         Combined
                                                                   ------          -----        -----------         ---------

Interest Income
      Interest and fees on loans                               $       5,848   $    3,147      $                $       8,995
      Interest and dividends on securities                             2,317          622                               2,939
      Interest on federal funds sold                                     133          187                                 320
                                                               -------------    ---------      ----------        ------------
           Total interest income                                       8,298        3,956            -                 12,254
                                                               -------------    ---------      ----------        ------------
Interest Expense
      Interest on deposits                                             3,511        1,936                               5,447
      Interest on federal funds purchased                                 24            -                                  24
      Interest on short-term borrowings                                   88            -                                  88
                                                               -------------    ---------      ----------        ------------
           Total interest expense                                      3,623        1,936            -                  5,559
                                                               -------------    ---------      ----------        ------------
        Net interest income                                            4,675        2,020            -                  6,695
      Provision for loan losses                                          150          160                                 310
                                                               -------------    ---------      ----------        ------------
           Net interest income after provision for
             loan losses                                               4,525        1,860            -                  6,385
Noninterest Income
      Service charges on deposit accounts                                390          133                                 523
      Fees for trust services                                            242            -                                 242
      Mortgage banking and other loan fees                               275            -                                 275
      Investment services fee income                                      98            -                                  98
      Other operating income                                              90           43                                 133
      Gains (losses) on sales of securities
        available for sale                                                 -            -                                   -
                                                               -------------    ---------      ----------        ------------
           Total noninterest income                                    1,095          176            -                  1,271
                                                               -------------    ---------      ----------        ------------

Noninterest Expense
      Salaries and employee benefits                                   1,738          766                               2,504
      Net occupancy expense                                              442          158                                 600
      Supplies and equipment expense                                     138           91                                 229
      Capital stock tax                                                   87           27                                 114
      Professional services                                               85           52                                 137
      Marketing                                                           69           25                                  94
      Other operating expenses                                           604          261                                 865
                                                               -------------    ---------      ----------        ------------
           Total noninterest expense                                   3,163        1,380            -                  4,543
                                                               -------------    ---------      ----------        ------------

Income before income taxes                                             2,457          656            -                  3,113
Income tax expense                                                       715          214                                 929
                                                               -------------    ---------      ----------        ------------

Net Income                                                     $       1,742   $      442      $     -          $       2,184
                                                               =============   ==========      ==========       =============
Earnings per Share, basic and
  assuming dilution                                            $        1.16   $      .95      $     -          $        1.07
                                                               =============   ==========      ==========       =============
Average shares outstanding                                     $   1,502,410   $  464,101      $     -          $   2,036,126
                                                               =============   ==========      ==========       =============


See "Notes to Unaudited Pro Forma Combined Financial Information."

                 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                  FOR THE YEAR ENDED DECEMBER 31, 1997 (1) (2)
                     (In thousands, except per share data)








                                                                                                   Pro forma      Pro forma
                                                             VCFC               VHB               Adjustments      Combined
                                                             ----               ---               -----------      --------

Interest Income
       Interest and fees on loans                        $    10,802       $     6,223         $               $    17,025
       Interest and dividends on securities                    4,792             1,144                               5,936
       Interest on federal funds sold                            139               257                                 396
                                                         -----------        ----------         -----------     -----------
            Total interest income                             15,733             7,624              -               23,357
                                                         -----------        ----------         -----------     -----------
Interest Expense
       Interest on deposits                                    6,651             3,630                              10,281
       Interest on federal funds purchased                       106               -                                   106
       Interest on shortterm borrowings                          127               -                                   127
       Interest on note payable                                   -                -                                   -
                                                         -----------        ----------         -----------     -----------
            Total interest expense                             6,884             3,630              -               10,514
                                                         -----------        ----------         -----------     -----------
        Net interest income                                    8,849             3,994              -               12,843

       Provision for loan losses                                 125               366                                 491
                                                         -----------        ----------         -----------     -----------
            Net interest income after provision for
              loan losses                                      8,724             3,628             -                12,352

Noninterest Income
       Service charges on deposit accounts                       757               256                               1,013
       Fees for trust services                                   409                                                   409
       Investment services fee income                             77                                                    77
       Other operating income                                    163                58                                 221
       Gains (losses) on sales of securities
         available for sale                                       (4)                                                   (4)
                                                         -----------        ----------         -----------     -----------
            Total noninterest income                           1,402               314              -                1,716
                                                         -----------        ----------         -----------     -----------

Noninterest Expense
       Salaries and employee benefits                          3,045             1,450                               4,495
       Net occupancy expense                                     324               263                                 587
       Supplies and equipment expense                            799               399                               1,198
       Capital stock tax                                         189                70                                 259
       Professional services                                     180                78                                 258
       Marketing                                                 125                66                                 191
       Other operating expenses                                  895               274                               1,169
                                                         -----------        ----------         -----------     -----------
            Total noninterest expense                          5,557             2,600              -                8,157
                                                         -----------        ----------         -----------     -----------


Income before income taxes                                     4,569             1,342              -                5,911
Income tax expense                                             1,324               436                               1,760
                                                         -----------        ----------         -----------     -----------

Net Income                                               $     3,245       $       906         $    -          $     4,151
                                                         ===========       ===========         ==========      ===========
Earnings per Share, basic and
  assuming dilution                                      $      2.17       $      1.96         $    -          $      2.05
                                                         ===========       ===========         ==========      ===========

Average shares outstanding                               $ 1,493,477       $   464,101         $    -          $ 2,027,193
                                                         ===========       ===========         ==========      ===========




See "Notes to Unaudited Pro Forma Combined Financial Information."

                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                  FOR THE YEAR ENDED DECEMBER 31, 1996 (1) (2)
                      (In thousands, except per share data)


                                                                                          Pro forma            Pro forma
                                                               VCFC            VHB       Adjustments            Combined
                                                               ----           ---       -----------             --------

Interest Income
             Interest and fees on loans                     $    9,344      $  5,950      $                      $    15,294
             Interest and dividends on securities                4,820           997                                   5,817
             Interest on federal funds sold                        282           271                                     553
             Interest on deposits in banks                          55                                                    55
                                                              --------        ------         ------------          --------
                  Total interest income                         14,501         7,218               -                  21,719
                                                              --------        ------         ------------          --------

Interest Expense
             Interest on deposits                                6,379         3,552                                   9,931
             Interest on federal funds purchased                    61                                                    61
             Interest on shortterm borrowings                      108                                                   108
             Interest on note payable                              122                                                   122
                                                              --------        ------         ------------          --------
                  Total interest expense                         6,670         3,552                -                 10,222
                                                              --------        ------         ------------          --------
        Net Interest income                                      7,831         3,666                -                 11,497
             Provision for loan losses                               -           490                                     490
                                                              --------        ------         ------------          --------
                  Net interest income after provision for
                    loan losses                                  7,831         3,176                -                 11,007
                                                              --------        ------         ------------          --------


Noninterest Income
             Service charges on deposit accounts                   640           248                                     888
             Fees for trust services                               371                                                   371
             Other operating income                                161            20                                     181
             Gains (losses) on sales of securities
               available for sale                                  (32)                                                  (32)
                                                              --------        ------         ------------          --------
                  Total noninterest income                       1,140           268                -                  1,408
                                                              --------        ------         ------------          --------


Noninterest Expense
             Salaries and employee benefits                      2,869         1,245                                   4,114
             Net occupancy expense                                 290           213                                     503
             Supplies and equipment expense                        714           174                                     888
             Capital stock tax                                     163            57                                     220
             Professional services                                 172            70                                     242
             Marketing                                              90            45                                     135
             Other operating expenses                              779           375                                   1,154
                                                              --------        ------         ------------          --------
                  Total noninterest expense                      5,077         2,179                -                  7,256
                                                              --------        ------         ------------          --------


Income before income taxes                                       3,894         1,265                                   5,159
Income tax expense                                               1,035           414                                   1,449
                                                              --------        ------         ------------          --------
Net Income                                                   $   2,859      $    851     $          -         $        3,710
                                                              ========        ======         ============          ========
Earnings per Share, basic and
  assuming dilution                                          $    1.91      $   1.84     $          -         $         1.82
                                                              ========        ======         ============          ========

Average shares outstanding                                  $1,500,867      $464,101     $          -         $    2,034,583
                                                              ========        ======         ============          ========


See "Notes to Unaudited Pro Forma Combined Financial Information."

                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                  FOR THE YEAR ENDED DECEMBER 31, 1995 (1) (2)
                      (In thousands, except per share data)

                                                                                               Pro forma    Pro forma
                                                                 VCFC               VHB       Adjustments   Combined
                                                                 ----               ---       -----------   --------

Interest Income
             Interest and fees on loans                           $   8,089     $ 5,742   $               $   13,831
             Interest and dividends on securities                     4,621         656                        5,277
             Interest on federal funds sold                             260         238                          498
             Interest on deposits in banks                              245                                      245
                                                                 ----------    --------    ----------      ---------
                  Total interest income                              13,215       6,636          -            19,851
                                                                 ----------    --------    ----------      ---------


Interest Expense
             Interest on deposits                                     6,075       2,958                        9,033
             Interest on federal funds purchased                         78         -                             78
             Interest on shortterm borrowings                           114         -                            114
             Interest on note payable                                   169         -                            169
                                                                 ----------    --------    ----------      ---------
                  Total interest expense                              6,436       2,958          -             9,394
                                                                 ----------    --------    ----------      ---------
        Net IntereNetIinterest income                                 6,779       3,678          -            10,457
             Provision for loan losses                                              341                          341
                                                                 ----------    --------    ----------      ---------
                  Net interest income after provision for
                    loan losses                                       6,779       3,337          -            10,116
                                                                 ----------    --------    ----------      ---------
Noninterest Income
             Service charges on deposit accounts                        539         312                          851
             Fees for trust services                                    352                                      352
             Other operating income                                     180         (30)                         150
             Gains (losses) on sales of securities
               available for sale                                       -            -                          -
                                                                 ----------    --------    ----------      ---------
                  Total noninterest income                            1,071         282          -             1,353
                                                                  ---------    --------    ----------      ---------

Noninterest Expense
             Salaries and employee benefits                           2,561       1,201                        3,762
             Net occupancy expense                                      268         154                          422
             Supplies and equipment expense                             672         162                          834
             Capital stock tax                                          128          54                          182
             Professional services                                       79          73                          152
             Marketing                                                   93          78                          171
             Other operating expenses                                   773         372                        1,145
                                                                  ---------    --------    ----------      ---------
                  Total noninterest expense                           4,574       2,094          -             6,668
                                                                  ---------    --------    ----------      ---------


Income before income taxes                                            3,276       1,525          -             4,801
Income tax expense                                                      894         521                        1,415
                                                                  ---------    --------    ----------      ---------
Net Income                                                          $ 2,382    $  1,004      $   -         $   3,386
                                                                  =========    ========    ==========      =========

Earnings per Share, basic and
  assuming dilution                                                 $  1.59    $   2.29      $   -         $    1.69
                                                                  =========    ========    ==========      =========
Average shares outstanding                                        1,502,480     438,394                    2,006,633
                                                                  =========    ========    ==========      =========







Notes to Unaudited Pro Forma Combined Financial Information


(1) It is assumed that the merger will be accounted for on a pooling of interests accounting basis, and accordingly, the Unaudited
             Pro Forma Combined Income Statements reflect the (i) Exchange Ratio, where appropriate, and (ii) combining of the historical information of VCFC and VHB.

(2) It is estimated that the merger related costs and restructuring charges, net of tax, will approximate $300,000.